EXHIBIT 10.1

COMMITMENT AND ACCEPTANCE

This Commitment and Acceptance (this “Commitment and Acceptance”) dated as of August 16, 2006, is entered into among the parties listed on the signature pages hereof. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement (as defined below).

PRELIMINARY STATEMENTS

Reference is made to that certain Credit Agreement dated as of December 7, 2005, by and among NVR, Inc., a Delaware corporation (the “Company”), JPMorgan Chase Bank, N.A., as Administrative Agent, and the Lenders that are parties thereto (as the same may from time to time be amended, modified, supplemented or restated, in whole or in part and without limitation as to amount, terms, conditions or covenants, the “Credit Agreement”).

Pursuant to Section 2.14 of the Credit Agreement, the Company has requested an increase in the Aggregate Commitment from $445,000,000 to $600,000,000. Such increase in the Aggregate Commitment is to become effective on August 16, 2006 (the “Increase Date”). In connection with such requested increase in the Aggregate Commitment, Borrower, Administrative Agent and the lenders identified on Schedule I hereto (each, an “Accepting Lender”) hereby agree as follows:

1. ACCEPTING LENDERS’ COMMITMENT. Effective as of the Increase Date, (a) each of the Accepting Lenders that was not heretofore party to the Credit Agreement (each, a “New Accepting Lender”) shall become a party to the Credit Agreement as a Lender, shall have all of the rights and obligations of a Lender thereunder, shall agree to be bound by the terms and provisions thereof and shall thereupon have a Commitment under and for purposes of the Credit Agreement in the amount set forth in Schedule I hereto as its “New Commitment” and (b) the Commitment of each Accepting Lender that was heretofore a party to the Credit Agreement shall be increased from the amount set forth on Schedule I as its “Original Commitment” to the amount set forth on Schedule I as its “New Commitment.”

2. REPRESENTATIONS AND AGREEMENTS OF ACCEPTING LENDERS. Each Accepting Lender represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Commitment and Acceptance and to consummate the transactions contemplated hereby and (in the case of each New Accepting Lender) to become a Lender under the Credit Agreement. Each New Accepting Lender (a) represents and warrants that (i) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to become a Lender, (ii) from and after the Increase Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (iii) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.04(a) and (b) thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment and Acceptance on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (iv) if it is a Foreign Lender, it has delivered any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Accepting Lender; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

3. REPRESENTATION OF BORROWER. The Borrower hereby represents and warrants that, as of the date hereof and as of the Increase Date, (a) no event or condition shall have occurred and then be continuing which constitutes a Default or Unmatured Default and (b) the representations and warranties of the Borrower contained in the Credit Agreement are true and correct in all material respects (except to the extent any such representation or warranty is stated to relate solely to an earlier date).

4. GOVERNING LAW. This Commitment and Acceptance shall be governed by the internal law, and not the law of conflicts, of the State of New York.

IN WITNESS WHEREOF, the parties hereto have executed this Commitment and Acceptance by their duly authorized officers as of the date first above written.

BORROWER:
NVR, INC. By: Title:	/s/ Dennis M. Seremet Vice President and Chief Financial Officer

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A., as

Administrative Agent

By: Title:	/s/ Michael O’Keefe Associate

SIGNATURES OF ACCEPTING LENDERS FOLLOW

SIGNATURE PAGE TO COMMITMENT AND ACCEPTANCE DATED AUGUST 16, 2006 WITH NVR, INC.

JPMORGAN CHASE BANK, N.A.

By: Title:	/s/ Michael O’Keefe Associate

SIGNATURE PAGE TO COMMITMENT AND ACCEPTANCE DATED AUGUST 16, 2006 WITH NVR, INC.

WACHOVIA BANK, N.A. By: Title:	/s/ Margaret J. Dunsmore Vice President

SIGNATURE PAGE TO COMMITMENT AND ACCEPTANCE DATED AUGUST 16, 2006 WITH NVR, INC.

MIZUHO CORPORATE BANK, LTD.

By: Title:	/s/ Raymond Ventura Deputy General Manager

SIGNATURE PAGE TO COMMITMENT AND ACCEPTANCE DATED AUGUST 16, 2006 WITH NVR, INC.

U.S. BANK NATIONAL ASSOCIATION

By: Title:	/s/ A. Jeffrey Jacobson Vice President

SIGNATURE PAGE TO COMMITMENT AND ACCEPTANCE DATED AUGUST 16, 2006 WITH NVR, INC.

RBC CENTURA BANK By: Title:	/s/ Greg Leadholm Vice President

SIGNATURE PAGE TO COMMITMENT AND ACCEPTANCE DATED AUGUST 16, 2006 WITH NVR, INC.

BANK OF AMERICA, N.A. By: Title:	/s/ Stephen B. Carlson Vice President

SIGNATURE PAGE TO COMMITMENT AND ACCEPTANCE DATED AUGUST 16, 2006 WITH NVR, INC.

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By: Title: By: Title:	/s/ Cassandra Droogan Vice President /s/ Rianka Mohan Associate

SIGNATURE PAGE TO COMMITMENT AND ACCEPTANCE DATED AUGUST 16, 2006 WITH NVR, INC.

COMPASS BANK By: Title:	/s/ Johanna Duke Paley Senior Vice President

SIGNATURE PAGE TO COMMITMENT AND ACCEPTANCE DATED AUGUST 16, 2006 WITH NVR, INC.

GUARANTY BANK By: Title:	/s/ Amy Satsky Vice President

SIGNATURE PAGE TO COMMITMENT AND ACCEPTANCE DATED AUGUST 16, 2006 WITH NVR, INC.

NATIONAL CITY BANK By: Title:	/s/ Jerry W. Johnston Executive Vice President

SCHEDULE I

COMMITMENTS

	Original	New
Accepting Lender	Commitment	Commitment
JPMorgan Chase Bank, N.A.	$50,000,000	$55,000,000
Wachovia Bank, N.A.	45,000,000	55,000,000
Mizuho Corporate Bank, Ltd.	35,000,000	55,000,000
U.S. Bank National Association	45,000,000	50,000,000
RBC Centura Bank	-0-	35,000,000
Bank of America, N.A.	-0-	25,000,000
Credit Suisse, Cayman Islands Branch	-0-	25,000,000
Compass Bank	-0-	15,000,000
Guaranty Bank	-0-	10,000,000
National City Bank	-0-	5,000,000

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